Filed pursuant to Rule 497(c) and (h) under
the Securities Act of 1933, As Amended
File no. 333-146095

PROSPECTUS SUPPLEMENT
(To prospectus dated April 29, 2009)
$40,000,000

Tortoise Energy Infrastructure Corporation
Common Stock

We have entered into separate ATM Equity Offeringsm* Sales Agreements (the “Sales Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Stifel, Nicolaus & Company, Incorporated (“Stifel”, and together with Merrill Lynch, the “Sales Agents”) relating to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of each Sales Agreement, we may offer and sell from time to time shares of our common stock having an aggregate sales price of up to $40,000,000 through the Sales Agents, as our agents for the offer and sale of such common stock.

Sales of the common stock, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange (the “NYSE”) or otherwise at market prices prevailing at the time of the sale, at prices related to the prevailing market prices or at negotiated prices.

Our common stock is, and the shares offered in this prospectus supplement and accompanying prospectus will be, listed on the NYSE under the symbol “TYG.” The last reported sale price of our common stock on July 16, 2009 was $26.27 per share. The net asset value (“NAV”) per share of our common stock at the close of business on July 10, 2009 was $21.93.

Under the terms of the Sales Agreements, each Sales Agent will receive from us a commission equal to 3.0% of the gross sales price per share for any common stock sold through such Sales Agent under the applicable Sales Agreement. If the Sales Agents engage in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Sales Agents will receive from us a commission agreed upon at the time of sale. We may also sell shares of common stock to either Sales Agent, as principal for its own respective account, at a price agreed upon at the time of sale. If we sell shares to either Sales Agent as principal, we will enter into a separate terms agreement with the applicable Sales Agent, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement or pricing supplement.

The Sales Agents are not required to sell any specific number or dollar amount of common stock, but subject to the terms and conditions of the Sales Agreements will use their commercially reasonable efforts to sell the common stock offered by this prospectus supplement and the accompanying prospectus. There is no arrangement for common stock to be received in an escrow, trust or similar arrangement.

Investing in our common stock involves risks that are described in the “Risk Factors” section beginning on page 31 of the accompanying prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BofA Merrill Lynch	Stifel Nicolaus

The date of this prospectus supplement is July 17, 2009.

*	ATM Equity Offering is a service mark of Merrill Lynch & Co., Inc.

TABLE OF CONTENTS

Prospectus Supplement

You should rely only on the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and in the statement of additional information. We have not, and the Sales Agents have not, authorized anyone to provide you with different information. We are not making an offer of these securities where the offer is not permitted. The information appearing in this prospectus supplement, the accompanying prospectus and in the statement of additional information is accurate only as of the dates on their respective covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain forward-looking statements. Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. We urge you to review carefully these sections for a more complete discussion of the risks of an investment in our common stock.

ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary contains basic information about us and the offering but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 31 of the accompanying prospectus. When used in this prospectus supplement, the terms “we, “us,” and “our” refer to Tortoise Energy Infrastructure Corporation, unless specified otherwise.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded MLPs in the energy infrastructure sector. Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. Similar to the tax characterization of distributions made by MLPs to unitholders, a significant portion of our distributions to stockholders are expected to be treated as a return of capital to stockholders.

We are a nondiversified, closed-end management investment company. We commenced operations in February 2004 following our initial public offering. We were the first publicly traded investment company offering access to a portfolio of MLPs. Since that time, we have completed eight additional offerings of common stock. As of the date of this prospectus supplement, we have $70 million of preferred stock, consisting of two series designated as “Tortoise Auction Preferred Shares” (the “Tortoise Preferred Shares”), outstanding. As of the date of this prospectus supplement, we have $60 million of Auction Rate Senior Notes and $110 million of Senior Notes (collectively with the Auction Rate Senior Notes, the “Tortoise Notes”), outstanding. None of our outstanding auction rate securities are presently subject to the 7-day or 28-day auctions, but are subject to extended dividend periods which end on dates ranging from September 2010 to September 2012 in order to reduce our exposure to LIBOR rates.

We have established an unsecured credit facility with U.S. Bank N.A. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $70 million. Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 2.00%, with a fee of 0.25% on any unused balance of the credit facility. As of the date of this prospectus supplement, the current rate is 2.29%. The credit facility remains in effect through June 20, 2010. We may draw on the facility from time to time in accordance with our investment policies. As of the date of this prospectus supplement, we have outstanding approximately $22.1 million under the credit facility. We have a fiscal year ending November 30.

We expect to distribute substantially all of our distributable cash flow (“DCF”) to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by us, less current or anticipated operating expenses, current taxes on our taxable income, and leverage costs paid by us (including leverage costs of the Tortoise Notes and Tortoise Preferred Shares). Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser. The Adviser specializes in managing portfolios of investments in MLPs and other energy companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of June 30, 2009, the Adviser had approximately $2.0 billion of client assets under management. The Adviser’s investment committee is comprised of five portfolio managers. See “Management of the Company” in the accompanying prospectus.

The Adviser also serves as the investment adviser to Tortoise Energy Capital Corporation, Tortoise North American Energy Corporation and Tortoise Capital Resources Corporation, which are also publicly traded, closed- end management investment companies.

The principal business address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Recent Developments

Adviser Transaction.  On June 3, 2009, the Adviser announced that senior management of the Adviser has entered into a definitive agreement to acquire, along with Mariner Holdings, LLC (“Mariner”), all of the ownership interests in the Adviser (the “Proposed Transaction”). As part of the Proposed Transaction, Mariner will purchase a majority stake in the Adviser, with the intention to provide growth capital and resources. With the provision of such growth capital and resources, Mariner will provide the Adviser with a complementary strategic partner in the asset management business. Mariner is an independent investment firm with affiliates focused on wealth and asset management. Mariner was founded in 2006 by former A.G. Edwards investment professionals and management staff led by Marty Bicknell, and has grown to more than 50 employees with $1.2 billion of assets under management as of April 30, 2009.

Pursuant to the terms of the investment advisory agreement between us and the Adviser (the “Current Investment Advisory Agreement”), the Adviser currently serves as our investment adviser and is responsible for our portfolio management. The Proposed Transaction will result in a change in control of the Adviser and will, therefore, constitute an “assignment” of the Current Investment Advisory Agreement within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

As a result, we have asked our stockholders to approve a new Investment Advisory Agreement with the Adviser (the “New Investment Advisory Agreement”). The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement, except for the effective and termination dates, and would simply continue the relationship between us and the Adviser. The amount of the advisory fee we pay to the Adviser under the Current Investment Advisory Agreement will not change under the New Investment Advisory Agreement.

In addition, our portfolio management, investment objectives and policies, and investment processes will not change as a result of the Proposed Transaction or entering into the New Investment Advisory Agreement. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of our portfolio. The Adviser will retain its name and other personnel currently providing services to us and will remain located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The business and affairs of the Adviser are currently managed by David J. Schulte, our Chief Executive Officer and President; Terry Matlack, a director and our Chief Financial Officer; H. Kevin Birzer, a director and Chairman of the Board; Zachary A. Hamel, our Senior Vice President; and Kenneth P. Malvey, our Senior Vice President and Treasurer. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey will continue to serve as Managing Directors of the Adviser and will continue to own a portion of the Adviser following the Proposed Transaction.

Common Stock Distribution.  On June 1, 2009, we paid a distribution in the amount of $0.54 per common share. We currently expect to pay quarterly distributions to our stockholders of not less than $0.54 per share during the remainder of fiscal year 2009. This represents a current estimate and is subject to change based upon actual results and approval of our Board of Directors.

Credit Facility Extension.  On June 19, 2009, we entered into an amendment of our unsecured credit facility with U.S. Bank N.A. and a lending syndicate effective as of June 20, 2009. The amended credit agreement provides for a $70 million revolving credit facility and extends the term of the credit facility until June 20, 2010. During the extension, outstanding balances will accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 2.00% and unused balances of the credit facility will accrue a non-use fee equal to an annual rate of 0.25%.

The Offering

Common stock offered	Up to $40,000,000

Use of proceeds	We intend to use the net proceeds of this offering primarily to retire short-term debt outstanding under our credit facility and to redeem outstanding senior securities. We may also use proceeds from this offering to invest in energy infrastructure companies in accordance with our investment objective and policies or for working capital purposes. See “Use of Proceeds.”

Risk factors	See the section titled “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

NYSE symbol	“TYG”

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	3.00%

Offering expenses borne by us (as a percentage of offering price)	0.33%

Dividend reinvestment plan fees(1)	None

(1)	Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a dividend reinvestment account. See “Automatic Dividend Reinvestment and Cash Purchase Plan” in the accompanying prospectus.

Example	This example replaces the example as set forth on page 9 of the accompanying prospectus with respect to this offering.

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock assuming (1) a sales load of 3.00% and offering expenses of 0.33% of the offering price; (2) total annual expenses of 4.83% of net assets attributable to shares of common stock; (3) a 5% annual return; and (4) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Paid by Common Stockholders	$80	$174	$268	$503

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

ISSUANCE BELOW NET ASSET VALUE

The offering price per common share in this offering, after deducting all expenses of issuance, including the compensation paid to the Sales Agents, may be below our NAV per common share. The NAV of our currently outstanding shares of common stock will be diluted upon the issuance of any shares of common stock below NAV. At our Annual Meeting of Stockholders held on May 22, 2009, our stockholders granted us the authority to sell shares of our common stock for less than NAV, subject to certain conditions. See “Description of Securities — Common Stock — Issuance of Additional Shares” in the accompanying prospectus.

USE OF PROCEEDS

We intend to use the net proceeds of this offering primarily to retire short-term debt outstanding under our credit facility and to redeem outstanding senior securities. We may also use proceeds from this offering to invest in energy infrastructure companies in accordance with our investment objective and policies or for working capital purposes.

CAPITALIZATION

The following table sets forth our capitalization: (i) as of May 31, 2009, (ii) pro forma to reflect the subsequent borrowing under our credit facility through July 17, 2009, and the issuance of 68,003 shares of common stock pursuant to our dividend reinvestment plan on June 1, 2009; and (iii) pro forma as adjusted to give effect to the issuance of the common shares offered hereby (assuming the sale of 1,522,649 shares of common stock at a price of $26.27 per share (the last reported sale price of our shares of common stock on the NYSE on July 16, 2009)). Actual sales, if any, of shares of our common stock, and the actual application of the proceeds thereof, under this prospectus supplement and the accompanying prospectus may be different than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $26.27, depending on the market price of shares of our common stock at the time of any such sale. As indicated below, common stockholders will bear the offering costs associated with this offering.

	Actual			Pro Forma as
	May 31, 2009	Pro Forma		Adjusted
	(Unaudited)	(Unaudited)		(Unaudited)

Short-term debt:
Unsecured credit facility: $70,000,000 available(1)	7,500,000	22,100,000		—
Long-term debt:
Tortoise Notes, denominations of $25,000 or any multiple thereof(2)	170,000,000	170,000,000		170,000,000
Preferred Stock:
Tortoise Preferred Shares, $25,000 stated value per share at liquidation; 15,000 shares authorized/2,800 shares issued and outstanding(2)	70,000,000	70,000,000		70,000,000
Net Assets Applicable to Common Stockholders Consist of Capital Stock, $0.001 par value, 100,000,000 common shares authorized; 23,442,791 common shares issued and outstanding actual; 23,510,794 common shares issued and outstanding pro forma; 25,033,443 common shares issued and outstanding pro forma as adjusted(2)	23,443	23,511	(3)	25,033	(5)
Additional paid-in capital	409,337,737	410,981,982	(4)	449,647,567	(6)
Accumulated net investment loss, net of income taxes	(33,834,857)	(33,834,857)		(33,834,857)
Undistributed realized gain, net of income taxes	19,955,696	19,955,696		19,955,696
Net unrealized appreciation of investments, net of income taxes	115,053,156	115,053,156		115,053,156

Net assets applicable to common stockholders	$510,535,175	$512,179,488		$550,846,595

(1)	We have an unsecured credit facility with U.S. Bank, N.A. and a lending syndicate that allows us to borrow up to $70 million. The amended credit facility expires on June 20, 2010. As of the date of this prospectus supplement, we had $22.1 million borrowed under our credit facility.

(2)	None of these outstanding shares/notes are held by us or for our account.

(3)	Reflects the issuance of 68,003 shares of common stock (aggregate par value $68) on June 1, 2009 pursuant to our dividend reinvestment plan.

(4)	Reflects the issuance of 68,003 shares of common stock on June 1, 2009 in an aggregate amount of $1,644,313 less $0.001 par value per share ($68).

(5)	Pro forma as adjusted common stock assumes the issuance of 1,522,649 shares of common stock offered hereby (aggregate par value $1,522).

(6)	Pro forma as adjusted additional paid-in capital assumes the proceeds of the issuance of the shares of common stock offered hereby ($40 million), less $0.001 par value per share of common stock ($1,522), less the sales commission ($1,202,893) and less the estimated offering expenses borne by us ($130,000) related to the issuance of the shares of common stock in this offering.

FINANCIAL HIGHLIGHTS

Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. Except when noted, the information in this table is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in our 2008 Annual Report and incorporated by reference into the statement of additional information, both of which are available from us upon request. The information as of May 31, 2009 and for the period from December 1, 2008 through May 31, 2009 appears in our unaudited interim financial statements as filed with the SEC in our most recent stockholder report for the period ended May 31, 2009 and incorporated by reference into the accompanying prospectus. See “Where You Can Find More Information” in this prospectus supplement.

	Period from					Period from
	December 1,					February 27, 2004(1)
	2008	Year Ended	Year Ended	Year Ended	Year Ended	through
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2009	2008	2007	2006	2005	2004

Per Common Share Data(2)
Net Asset Value, beginning of period	$17.36	$32.96	$31.82	$27.12	$26.53	$—
Public offering price	—	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common and preferred stock(3)	—	(0.01)	(0.08)	(0.14)	(0.02)	(1.23)
Premiums less underwriting discounts and offering costs on offerings(4)	—	0.09	0.08	—	—	—
Income (loss) from Investment Operations:
Net investment loss(5)(6)	(0.03)	(0.29)	(0.61)	(0.32)	(0.16)	(0.03)
Net realized and unrealized gains (losses) on investments and interest rate swap contracts(5)(6)	5.62	(12.76)	4.33	7.41	2.67	3.77

Total increase (decrease) from investment operations	5.59	(13.05)	3.72	7.09	2.51	3.74

Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	(0.09)	(0.40)	(0.39)	(0.23)	(0.11)	(0.01)

Total distributions to preferred stockholders	(0.09)	(0.40)	(0.39)	(0.23)	(0.11)	(0.01)

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	(1.08)	(2.23)	(2.19)	(2.02)	(1.79)	(0.97)

Total distributions to common stockholders	(1.08)	(2.23)	(2.19)	(2.02)	(1.79)	(0.97)

Net Asset Value, end of period	$21.78	$17.36	$32.96	$31.82	$27.12	$26.53

Per common share market value, end of period	$25.28	$17.11	$32.46	$36.13	$28.72	$27.06
Total Investment Return Based on Market Value(7)	55.14%	(42.47)%	(4.43)%	34.50%	13.06%	12.51%

	Period from					Period from
	December 1,					February 27, 2004(1)
	2008	Year Ended	Year Ended	Year Ended	Year Ended	through
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2009	2008	2007	2006	2005	2004

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$510,535	$407,031	$618,412	$532,433	$404,274	$336,553
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver(8)(9)(10)	42.20%	(26.73)%	11.19%	20.03%	9.10%	15.20%
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(8)(9)(10)	42.12%	(26.92)%	11.00%	19.81%	8.73%	14.92%
Ratio of expenses (excluding current and deferred income tax (benefit) expense) to average net assets before waiver(8)(9)(11)	4.91%	5.51%	4.75%	3.97%	3.15%	2.01%
Ratio of expenses (excluding current and deferred income tax (benefit) expense) to average net assets after waiver(8)(9)(11)	4.83%	5.32%	4.56%	3.75%	2.78%	1.73%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average net assets before waiver(8)(9)(11)	4.91%	5.51%	4.75%	3.97%	3.15%	1.90%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average net assets after waiver(8)(9)(11)	4.83%	5.32%	4.56%	3.75%	2.78%	1.62%
Ratio of net investment loss to average net assets before waiver(8)(9)(11)	(0.77)%	(3.05)%	(3.24)%	(2.24)%	(1.42)%	(0.45)%
Ratio of net investment loss to average net assets after waiver(8)(9)(11)	(0.69)%	(2.86)%	(3.05)%	(2.02)%	(1.05)%	(0.17)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(8)(9)(10)	(38.06)%	29.19%	(9.68)%	(18.31)%	(7.37)%	(13.37)%

	Period from					Period from
	December 1,					February 27, 2004(1)
	2008	Year Ended	Year Ended	Year Ended	Year Ended	through
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2009	2008	2007	2006	2005	2004

Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(8)(9)(10)	(37.98)%	29.38%	(9.49)%	(18.09)%	(7.00)%	(13.65)%
Portfolio turnover rate(8)	14.44%	5.81%	9.30%	2.18%	4.92%	1.83%
Short-term borrowings, end of period (000’s)	$7,500	—	$38,050	$32,450	—	—
Long-term debt obligations, end of period (000’s)	$170,000	$210,000	$235,000	$165,000	$165,000	$110,000
Preferred stock, end of period (000’s)	$70,000	$70,000	$185,000	$70,000	$70,000	$35,000
Per common share amount of long-term debt obligations outstanding, at end of period	$7.25	$8.96	$12.53	$9.86	$11.07	$8.67
Per common share amount of net assets, excluding long-term debt obligations, at end of period	$29.03	$26.32	$45.49	$41.68	$38.19	$35.21
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(12)(13)	$4,271	$3,509	$3,942	$4,051	$3,874	$4,378
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)(13)	427%	351%	394%	405%	387%	438%
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$207,334	$170,225	$108,569	$215,155	$169,383	$265,395
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)(15)	$76,569	$64,099	$58,752	$74,769	$68,008	$83,026
Asset coverage ratio of preferred stock(13)(15)	306%	256%	235%	299%	272%	332%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006. Represents the effect of the issuance of preferred stock for the year ended November 30, 2005. Represents $(1.17) and $(0.06) for the issuance of common and preferred stock, respectively, for the period from February 27, 2004 through November 30, 2004.

(4)	Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007. The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.

(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006, 2005 and 2004 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.

(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share. See Note 5 to the financial statements for further disclosure.

(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Annualized for periods less than one full year.

(9)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.

(10)	For the period from December 1, 2008 through May 31, 2009, the Company accrued $532,810 for current tax benefit and $82,437,325 for deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for current tax expense and $185,024,497 for deferred income tax benefit. The Company accrued $42,516,321, $71,661,802, $24,659,420 and $30,330,018 for the years ended November 30, 2007, 2006, 2005 and 2004, respectively, for current and deferred income tax expense.

(11)	The ratio excludes the impact of current and deferred income taxes.

(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

(13)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.

(14)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.

(15)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

PLAN OF DISTRIBUTION

We have entered into separate Sales Agreements with each of the Sales Agents under which we may issue and sell from time to time shares of our common stock having an aggregate sales price of up to $40,000,000 through the Sales Agents, as our agents for the offer and sale of such common stock. Sales of the shares of common stock, if any, will be made by means of ordinary brokers’ transactions on the NYSE or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. As agents, the Sales Agents will not engage in any transactions that stabilize our common stock.

Under the terms of the Sales Agreements, we also may sell shares of our common stock to the Sales Agents as principal for their own accounts at a price agreed upon at the time of sale. The Sales Agents may offer the common stock sold to them as principals from time to time through public or private transactions at market prices prevailing at the time of sale, at fixed prices, at negotiated prices, at various prices determined at the time of sale or at prices related to prevailing market prices. If we sell shares to either Sales Agent as principal, we will enter into a separate terms agreement with the applicable Sales Agent, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement or pricing supplement.

The Sales Agents will offer the common stock subject to the terms and conditions of the Sales Agreements on a daily basis or as otherwise agreed upon by us and the Sales Agents. We will designate the maximum amount of common stock to be sold through the Sales Agents on a daily basis or otherwise determine such maximum amount together with the Sales Agents. Subject to the terms and conditions of the Sales Agreements, each of the Sales Agents will use their commercially reasonable efforts to sell on our behalf all of the designated common stock. We may instruct the Sales Agents not to sell common stock if the sales cannot be effected at or above the price designated by us in any such instruction. We or either of the Sales Agents may suspend the offering of the common stock being made through the Sales Agents under the Sales Agreements upon proper notice to the other party.

Under the terms of the Sales Agreements, each Sales Agent will receive from us a commission equal to 3.00% of the gross sales price per share of common stock for any shares sold through such Sales Agent under the applicable Sales Agreement. The remaining sales proceeds, after deducting any expenses payable by us and any transaction fees imposed by any governmental, regulatory, or self-regulatory organization in connection with the sales, will equal our net proceeds for the sale of such common stock. If the Sales Agents engage in special selling efforts, as that term is used in Regulation M under the 1934 Act, the Sales Agents will receive from us a commission agreed upon at the time of sale.

The Sales Agents will each provide written confirmation to us following the close of trading on the NYSE each day in which shares of common stock are sold under the Sales Agreements. Each confirmation will include the number of common stock sold on that day, the gross sales price per share, the net proceeds to us and the compensation payable by us to each of the Sales Agents.

Settlement for sales of common stock will occur, unless the parties agree otherwise, on the third business day that is also a trading day following the date on which any sales were made in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of common stock sold through the Sales Agents under the Sales Agreements, the net proceeds to us and the compensation paid by us to each of the Sales Agents in connection with the sales of common stock.

In connection with the sales of the common stock on our behalf, the Sales Agents may be deemed to be “underwriters” within the meaning of the 1933 Act, and the compensation paid to the Sales Agents may be deemed to be underwriting commissions or discounts. We have agreed in the Sales Agreements to provide indemnification and contribution to the Sales Agents against certain liabilities, including liabilities under the 1933 Act.

In the ordinary course of their business, the Sales Agents and/or their affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory, or other services for us for which they have received, or may receive, separate fees.

If either of the Sales Agents or we have reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied, that party will promptly notify the other and sales of common stock under the Sales Agreements will be suspended until that or other exemptive provisions have been satisfied in the judgment of the Sales Agents and us.

We estimate that the total expenses of the offering payable by us, excluding commissions payable to the Sales Agents under the Sales Agreements, will be approximately $130,000.

The offering of shares of common stock pursuant to the Sales Agreements will terminate upon the earlier of (1) the sale of shares of our common stock having an aggregate sales price of $40,000,000 and (2) the termination of both of the Sales Agreements by the Sales Agents or us.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, Kansas City, Missouri (“Husch Blackwell”). Certain legal matters in connection with the securities offered hereby will be passed upon for the Sales Agents by Cleary Gottlieb Steen & Hamilton LLP, New York, New York (“Cleary Gottlieb”). Husch Blackwell and Cleary Gottlieb may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the 1934 Act, and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports.

Our 2008 Annual Report, as filed with the SEC and which contains our audited financial statements as of November 30, 2008 and for the year then ended, notes thereto, and other information about us is incorporated by reference into our statement of additional information. Our 2009 1st and 2nd Quarter Reports, as filed with the SEC and which contain our unaudited financial statements as of February 28, 2009 and May 31, 2009, notes thereto, and other information about us is incorporated by reference into our statement of additional information. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found on our Adviser’s website at www.tortoiseadvisors.com and in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. Information included on our Adviser’s website does not form part of this prospectus supplement. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act.

Base Prospectus
$375,000,000
Tortoise Energy Infrastructure Corporation
Common Stock
Preferred Stock
Debt Securities

Tortoise Energy Infrastructure Corporation (the “Company,” “we” or “our”) is a nondiversified, closed-end management investment company. Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector. Under normal circumstances, we invest at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies and invest at least 70% of our total assets in equity securities of MLPs. We cannot assure you that we will achieve our investment objective. Unlike most investment companies, we have not elected to be treated as a regulated investment company under the Internal Revenue Code.

We may offer, on an immediate, continuous or delayed basis, including through a rights offering to existing stockholders, up to $375,000,000 aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings. The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and will be registered by us for resale. The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering, will be set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

Our common stock is listed on the New York Stock Exchange under the symbol “TYG.” As of April 28, 2009, the last reported sale price for our common stock was $23.86.

Investing in our securities involves certain risks.  You could lose some or all of your investment. See “Risk Factors” beginning on page 31 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated April 29, 2009

This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read the prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the prospectus and prospectus supplement for future reference. A statement of additional information, dated April 29, 2009, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 66 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also are available on our investment adviser’s website at www.tortoiseadvisors.com. Information included on our website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission (the “SEC”).

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

ii

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 31 of this prospectus.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector. Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. Similar to the tax characterization of distributions made by MLPs to unitholders, a significant portion of our distributions have been and are expected to continue to be treated as a return of capital to stockholders.

We are a nondiversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). We were organized as a corporation on October 30, 2003, pursuant to a charter (the “Charter”) governed by the laws of the State of Maryland. Our fiscal year ends on November 30. We commenced operations in February 2004 following our initial public offering. Since that time, we completed eight additional offerings of common stock. As of November 30, 2008, we had net assets of $407,031,320 attributable to our common stock. Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TYG.” As of the date of this prospectus, we have outstanding $70 million of preferred stock and $170 million of long-term debt obligations. We have entered into an unsecured revolving credit facility with U.S. Bank N.A. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $40,000,000. The credit facility remains in effect through June 20, 2009. We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs. As of the date of this prospectus, we have outstanding approximately $22.3 million under the credit facility.

Investment Adviser

Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in managing portfolios of investments in MLPs and other energy companies (the “Adviser”), serves as our investment adviser. As of March 31, 2009, the Adviser managed assets of approximately $1.7 billion in the energy sector, including the assets of four publicly traded and two privately held closed-end management investment companies, and separate accounts for institutions and high net worth individuals. The Adviser’s investment committee is comprised of five portfolio managers. See “Management of the Company”.

The principal business address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Offering

We may offer, on an immediate, continuous or delayed basis, up to $375,000,000 of our securities, including common stock pursuant to a rights offering, or certain of our stockholders who purchased shares from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Subject to certain conditions, we may offer our common stock at prices below our net asset value (“NAV”). We will provide information in the prospectus supplement for the expected trading market, if any, for our preferred stock or debt securities.

While the number and amount of securities we may issue pursuant to this registration statement is limited to $375,000,000 of securities, our board of directors (the “Board of Directors” or the “Board”) may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter or the 1940 Act.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in energy infrastructure companies in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur, to redeem preferred stock or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

Federal Income Tax Status of Company

Unlike most investment companies, we have not elected to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income. On the other hand, we are not subject to the Internal Revenue Code’s diversification rules limiting the assets in which regulated investment companies can invest. Under current federal income tax law, these rules limit the amount that regulated investment companies may invest directly in the securities of certain MLPs to 25% of the value of their total assets. We invest a substantial portion of our assets in MLPs. Although MLPs generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us. Similarly, we expect to distribute substantially all of our distributable cash flow (“DCF”) to our common stockholders. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest, and interest payments received on debt securities owned by us, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of preferred stock, debt securities and borrowings under our unsecured credit facility). However, unlike regulated investment companies, we are not effectively required by the Internal Revenue Code to distribute substantially all of our income and capital gains. See “Certain Federal Income Tax Matters.”

Distributions

We expect to distribute substantially all of our DCF to holders of common stock through quarterly distributions. Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis. We will pay distributions on our common stock each fiscal quarter out of DCF, if any. As of the date of this prospectus, we have paid distributions every quarter since the completion of our first full fiscal quarter ended on May 31, 2004. There is no assurance that we will continue to make regular distributions. If distributions paid to holders of our common and preferred stock exceed the current and accumulated earnings and profit allocated to the particular shares held by a stockholder, the excess of such distribution will constitute, for federal income tax purposes, a tax-free return of capital to the extent of the stockholder’s basis in the shares and capital gain thereafter. A return of capital reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares. Our preferred stock and debt securities will pay dividends and interest, respectively, in accordance with their terms. So long as we have preferred stock and debt securities outstanding, we may not declare dividends on common or preferred stock unless we meet applicable asset coverage tests.

Principal Investment Policies

Under normal circumstances, we invest at least 90% of our total assets (including assets we obtain through leverage) in securities of energy infrastructure companies and invest at least 70% of our total assets in equity securities of MLPs. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. We invest primarily in energy infrastructure companies organized in the United States. All publicly traded companies in which we invest have an equity market capitalization greater than $100 million at the time of investment.

We also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations to the extent consistent with our investment objective. We also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

We have adopted the following additional nonfundamental investment policies:

•	We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

•	We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•	We will not invest more than 10% of total assets in any single issuer.

•	We will not engage in short sales.

We may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 90% of our total assets in energy infrastructure companies requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. The term total assets includes assets obtained through leverage for the purpose of each investment restriction.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be consistent with a defensive posture (collectively, “short-term securities”), or we may hold cash. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in us not achieving, our investment objective.

We also may invest in short-term securities or cash pending investment of offering proceeds to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities.

Use of Leverage by the Company

The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Historically, our leverage target has been up to 33% of our total assets at the time of incurrence. Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act and (ii) such increased leverage is reduced over time in an orderly fashion. The timing and terms of any leverage transactions will be determined by our Board of Directors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time, it creates special risks that may adversely affect common stockholders. Because the Adviser’s fee is based upon a percentage of our Managed Assets (as defined below), the Adviser’s fee is higher when we are leveraged. Therefore, the Adviser has a financial incentive to use leverage, which will create a conflict of interest between the Adviser and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. We do not intend to hedge the interest rate risk of our portfolio holdings. Accordingly, if no leverage is outstanding, we currently do not expect to engage in interest rate transactions. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage — Hedging Transactions” and “Risk Factors — Company Risks — Hedging Strategy Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over us. Any of the Adviser’s or its affiliates proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objectives.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies. See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Company Risks

Our NAV, our ability to make distributions, our ability to service debt securities and preferred stock, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including the following:

Recent Developments Risk.  Our capital structure and performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. If our NAV declines or remains volatile, there is an increased risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in capital markets. The recovery of the MLP sector is dependent on several factors including the recovery of the financial sector, the general economy and the commodity markets. Measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect.

Concentration Risk.  Under normal circumstances, we concentrate our investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. The primary risks inherent in the energy infrastructure industry include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure, (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows, (3) energy infrastructure assets deplete over time and must be replaced and (4) a rising interest rate environment could increase an MLP’s cost of capital.

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve. For risks specific to the pipeline, processing, propane and coal industries, see “Risk Factors — Company Risks — Industry Specific Risk.”

MLP Risk.  We invest primarily in equity securities of MLPs. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk capital markets risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital market risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.

Equity Securities Risk.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities. See “Risk Factors — Company Risks — Equity Securities Risk” and “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

Hedging Strategy Risk.  We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Risk Factors — Company Risks — Hedging Strategy Risk.”

Competition Risk.  At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time a number of alternative vehicles for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged. In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or dividend payments.

Restricted Security Risk.  We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. See “Risk Factors — Company Risks — Restricted Security Risk.”

Liquidity Risk.  Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Valuation Risk.  We may invest up to 30% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.

Nondiversification Risk.  We are a nondiversified investment company under the 1940 Act and we are not a regulated investment company under the Internal Revenue Code. Accordingly, there are no limits under the 1940 Act or Internal Revenue Code with respect to the number or size of issuers held by us and we may invest more assets in fewer issuers as compared to a diversified fund.

Tax Risk.  Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized.

Management Risk.  The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser has been managing our portfolio since we began operations in February 2004. As of March 31, 2009, the Adviser had client assets under management of approximately $1.7 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

See “Risk Factors — Company Risks” for a more detailed discussion of these and other risks of investing in our securities.

Additional Risks to Common Stockholders

Leverage Risk.  We are currently leveraged and intend to continue to use leverage primarily for investment purposes. Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses. If the dislocations in the credit markets continue, our leverage costs may increase and there is a risk that we may not be able to renew or replace existing leverage on favorable terms or at all. Because senior debt is subject to stricter coverage requirements than preferred stock, we may not be able to maintain leverage at historical levels if a viable alternative for auction rate preferred stock does not develop. If the cost of leverage is no longer favorable, or if we are otherwise required to reduce our leverage, we may not be able to maintain common stock distributions at historical levels and common stockholders will bear any costs associated with selling portfolio securities. If our net asset value of our portfolio declines or remains subject to heightened market volatility, there is an increased risk that we will be unable to maintain coverage ratios for senior debt securities and preferred stock mandated by the 1940 Act, rating agency guidelines or contractual terms of bank lending facilities or privately placed notes. If we do not cure any deficiencies within specified cure periods, we will be required to redeem such senior securities in amounts that are sufficient to restore the required coverage ratios or, in some cases, offer to redeem all of such securities. As a result, we may be required to sell portfolio securities at inopportune times, and we may incur significant losses upon the sale of such securities. There is no assurance that a leveraging strategy will be successful. See “Leverage — Recent Developments” for additional information.

Market Impact Risk.  The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares available, which may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk.  The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See “Description of Securities — Common Stock — Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

See “Risk Factors — Additional Risks to Common Stockholders” for a more detailed discussion of these risks.

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities, include the following:

Interest Rate Risk.  Dividends and interest payable on our senior securities are subject to interest rate risk. To the extent that dividends or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of dividends or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our special rate periods terminate or our debt securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk.  Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to senior debt securities or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

See “Risk Factors — Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF COMPANY EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2008, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of November 30, 2008. As of that date, we had $280 million in senior securities outstanding, including two series designated as “Tortoise Auction Preferred Shares” (the “Tortoise Preferred Shares”) with an aggregate liquidation preference of $70 million and $60 million of Auction Rate Senior Notes, and $150 million of privately-placed Senior Notes (collectively with the Auction Rate Senior Notes, the “Tortoise Notes”). Such senior securities represented 40% of total assets as of November 30, 2008.

Stockholder Transaction Expense

Sales Load (as a percentage of offering price)	—(1)
Offering Expenses Borne by the Company (as a percentage of offering price)	—(1)
Dividend Reinvestment and Cash Purchase Plan Fees(2)	None

Percentage of Net Assets
Attributable to Common
Annual Expenses	Stockholders

Management Fee	1.56%
Leverage Costs(3)	4.40%
Other Expenses(4)	0.31%
Current Income Tax Expense	0.06%
Deferred Income Tax(5)	0.00%

Total Annual Expenses(6)	6.33%

Example:

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses of 6.33% of net assets attributable to common shares; (2) a 5% annual return; and (iii) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Paid by Common Stockholders(7)	$63	$186	$306	$592

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)	Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a Plan account. See “Automatic Dividend Reinvestment and Cash Purchase Plan.”

(3)	Leverage Costs in the table reflect the weighted average cost of dividends payable on Tortoise Preferred Shares and the interest payable on Tortoise Notes at borrowing rates as of November 30, 2008, expressed as a percentage of net assets as of November 30, 2008.

(4)	Other Expenses are based on amounts incurred for the fiscal year ended November 30, 2008.

(5)	For the year ended November 30, 2008, we accrued deferred income tax benefits primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it cannot be predicted whether we will incur a benefit or liability in the future, a deferred income tax expense of 0.00% has been assumed.

(6)	The table presented in this footnote presents certain of our annual expenses as a percentage of Managed Assets as of November 30, 2008, excluding current and deferred income tax expense.

Percentage of
Managed
Annual Expenses	Assets

Management Fee	0.95%
Leverage Costs(a)	2.66%
Other Expenses (excluding current and deferred income tax expenses)(b)	0.19%

Total Annual Expenses (excluding current and deferred income tax expenses)	3.80%

(a) Leverage Costs are calculated as described in Note 3 above.

(b) Other Expenses are based on amounts incurred for the fiscal year ended November 30, 2008.

(7)	The example does not include sales load or estimated offering costs.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Company.”

FINANCIAL HIGHLIGHTS

Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. The information in this table is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in our 2008 Annual Report and is incorporated by reference into the statement of additional information, both of which are available from us upon request. See “Available Information” in this prospectus. The unaudited Financial Highlights contained in our 2009 1st Quarter Report for the period from December 1, 2008 through February 28, 2009 is herein incorporated by reference.

					Period from
					February 27, 2004(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,	November 30,
	2008	2007	2006	2005	2004

Per Common Share Data(2)
Net Asset Value, beginning of period	$32.96	$31.82	$27.12	$26.53	$—
Public offering price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common and preferred stock(3)	(0.01)	(0.08)	(0.14)	(0.02)	(1.23)
Premiums less underwriting discounts and offering costs on offerings(4)	0.09	0.08	—	—	—
Income (loss) from Investment Operations:
Net investment loss(5)(6)	(0.29)	(0.61)	(0.32)	(0.16)	(0.03)
Net realized and unrealized gains (losses) on investments and interest rate swap contracts(5)(6)	(12.76)	4.33	7.41	2.67	3.77

Total increase (decrease) from investment operations	(13.05)	3.72	7.09	2.51	3.74

Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.40)	(0.39)	(0.23)	(0.11)	(0.01)

Total distributions to preferred stockholders	(0.40)	(0.39)	(0.23)	(0.11)	(0.01)

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(2.23)	(2.19)	(2.02)	(1.79)	(0.97)

Total distributions to common stockholders	(2.23)	(2.19)	(2.02)	(1.79)	(0.97)

Net Asset Value, end of period	$17.36	$32.96	$31.82	$27.12	$26.53

Per common share market value, end of period	$17.11	$32.46	$36.13	$28.72	$27.06
Total Investment Return Based on Market Value(7)	(42.47)%	(4.43)%	34.50%	13.06%	12.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$407,031	$618,412	$532,433	$404,274	$336,553

					Period from
					February 27, 2004(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,	November 30,
	2008	2007	2006	2005	2004

Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver(8)(9)(10)	(26.73)%	11.19%	20.03%	9.10%	15.20%
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(8)(9)(10)	(26.92)%	11.00%	19.81%	8.73%	14.92%
Ratio of expenses (excluding current and deferred income tax (benefit) expense) to average net assets before waiver(8)(9)(11)	5.51%	4.75%	3.97%	3.15%	2.01%
Ratio of expenses (excluding current and deferred income tax (benefit) expense) to average net assets after waiver(8)(9)(11)	5.32%	4.56%	3.75%	2.78%	1.73%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average net assets before waiver(8)(9)(11)	5.51%	4.75%	3.97%	3.15%	1.90%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average net assets after waiver(8)(9)(11)	5.32%	4.56%	3.75%	2.78%	1.62%
Ratio of net investment loss to average net assets before waiver(8)(9)(11)	(3.05)%	(3.24)%	(2.24)%	(1.42)%	(0.45)%
Ratio of net investment loss to average net assets after waiver(8)(9)(11)	(2.86)%	(3.05)%	(2.02)%	(1.05)%	(0.17)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(8)(9)(10)	29.19%	(9.68)%	(18.31)%	(7.37)%	(13.37)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(8)(9)(10)	29.38%	(9.49)%	(18.09)%	(7.00)%	(13.65)%
Portfolio turnover rate(8)	5.81%	9.30%	2.18%	4.92%	1.83%
Short-term borrowings, end of period (000’s)	—	$38,050	$32,450	—	—
Long-term debt obligations, end of period (000’s)	$210,000	$235,000	$165,000	$165,000	$110,000
Preferred stock, end of period (000’s)	$70,000	$185,000	$70,000	$70,000	$35,000
Per common share amount of long-term debt obligations outstanding, at end of period	$8.96	$12.53	$9.86	$11.07	$8.67
Per common share amount of net assets, excluding long-term debt obligations, at end of period	$26.32	$45.49	$41.68	$38.19	$35.21

					Period from
					February 27, 2004(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,	November 30,
	2008	2007	2006	2005	2004

Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(12)(13)	$3,509	$3,942	$4,051	$3,874	$4,378
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)(13)	351%	394%	405%	387%	438%
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$170,225	$108,569	$215,155	$169,383	$265,395
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)(15)	$64,099	$58,752	$74,769	$68,008	$83,026
Asset coverage ratio of preferred stock(13)(15)	256%	235%	299%	272%	332%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006. Represents the effect of the issuance of preferred stock for the year ended November 30, 2005. Represents $(1.17) and $(0.06) for the issuance of common and preferred stock, respectively, for the period from February 27, 2004 through November 30, 2004.

(4)	Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007. The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.

(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006, 2005 and 2004 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.

(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share. See Note 5 to the financial statements for further disclosure.

(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Annualized for periods less than one full year.

(9)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.

(10)	For the year ended November 30, 2008, the Company accrued $260,089 for current tax expense and $185,024,497 for deferred income tax benefit. The Company accrued $42,516,321, $71,661,802, $24,659,420 and $30,330,018 for the years ended November 30, 2007, 2006 and 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.

(11)	The ratio excludes the impact of current and deferred income taxes.

(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

(13)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations. See Note 15 to the financial statements for further disclosure.

(14)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.

(15)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

SENIOR SECURITIES

The following table sets forth information about our outstanding senior securities as of each fiscal year ended November 30 since our inception:

					Average
					Estimated
				Asset Coverage	Fair Value
		Total Principal		per Share	Per $25,000
		Amount/Liquidation	Asset Coverage	($25,000	Denomination
	Title of	Preference	per $1,000 of	Liquidation	or per Share
Year	Security	Outstanding	Principal Amount	Preference)	Amount

2004	Tortoise Notes
	Series A and B	$110,000,000	$4,378		$25,000
	Tortoise Preferred Shares Series I(1) (1,400 shares)	$35,000,000		$83,026	$25,000

		$145,000,000
2005	Tortoise Notes
	Series A, B and C	$165,000,000	$3,874		$25,000
	Tortoise Preferred Shares Series I(1) and II(2) (2,800 shares)	$70,000,000		$68,008	$25,000

		$235,000,000
2006	Tortoise Notes Series A, B and C	$165,000,000	$4,051		$25,000
	Tortoise Preferred Shares
	Series I(1) and II(2) (2,800 shares)	$70,000,000		$74,769	$25,000
	Borrowings Unsecured Revolving Credit Facility(3)	$32,450,000	$4,051

		$267,450,000
2007	Tortoise Notes
	Series A	$60,000,000	$3,942		$25,781(4)
	Series B	$50,000,000	$3,942		$25,185(4)
	Series C and D	$125,000,000	$3,942		$25,000(5)
	Tortoise Preferred Shares
	Series I(1)(1,400 shares)	$35,000,000		$58,752	$25,604(4)
	Series II(2) (1,400 shares)	$35,000,000		$58,752	$25,667(4)
	Series III and IV (4,600 shares)	$115,000,000		$58,752	$25,000(5)
	Borrowings Unsecured Revolving Credit Facility(3)	$38,050,000	$3,942

		$458,050,000
2008	Tortoise Notes
	Series A	$60,000,000	$3,509		$24,241(6)
	Series E	$150,000,000(7)	$3,509		$22,767(6)
	Tortoise Preferred Shares
	Series I(1)(1,400 shares)	$35,000,000		$64,099	$24,041(8)
	Series II(2)(1,400 shares)	$35,000,000		$64,099	$24,050(8)
	Borrowings Unsecured Revolving Credit Facility(3)	$0

		$280,000,000

(1)	Formerly designated as Series I MMP Shares.

(2)	Formerly designated as Series II MMP Shares.

(3)	On March 22, 2007, the Company entered into an agreement establishing a $150,000,000 unsecured credit facility maturing on March 21, 2008. On March 20, 2008, the Company entered into an extension of the agreement establishing a $92,500,000 unsecured credit facility maturing on March 20, 2009. On March 20, 2009, the Company entered into an extension of the agreement establishing a $40,000,000 unsecured credit facility maturing on June 20, 2009. We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.

(4)	Average estimated fair value of the Series A and B Auction Rate Senior Notes and Series I and II Tortoise Preferred Shares was calculated using the spread between the interest/dividend rates at the time the series’ respective special rate periods commenced to the U.S. Treasury rates with equivalent maturity dates. At November 30, 2007, the spread of each series was applied to the equivalent U.S. Treasury Rate and the future cash flows were discounted to determine the estimated fair value. There is no active trading market for these securities. Average estimated fair value does not take into account any liquidity discounts that a shareholder may have incurred upon sale.

(5)	Average estimated fair value of the Series C and D Auction Rate Senior Notes and Series III and IV Tortoise Preferred Shares approximates the principal amount and liquidation preference, respectively, because the interest and dividend rates payable on Auction Rate Senior Notes and Tortoise Preferred Shares were generally determined at auctions and fluctuated with changes in prevailing market interest rates.

(6)	Average estimated fair value of the Series A and Series E Notes was calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the current rates and the AAA corporate finance debt rate. At November 30, 2008, the total spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. There is no active trading market for these securities. Average estimated fair value does not take into account any liquidity discounts that a shareholder may have incurred upon sale.

(7)	On December 3, 2008, the Company partially redeemed a portion of the Series E Notes in the amount of $40,000,000.

(8)	Average estimated fair value of Auction Preferred I and Auction Preferred II Stock was calculated using the spread between the AA corporate finance debt rate and the U.S. Treasury rate with a maturity equivalent to the remaining rate period plus the average spread between the current rates and the AA corporate finance debt rate. At November 30, 2008, the total spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. There is no active trading market for these securities. Average estimated fair value does not take into account any liquidity discounts that a shareholder may have incurred upon sale.

MARKET AND NET ASSET VALUE INFORMATION

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TYG.” Shares of our common stock commenced trading on the NYSE on February 25, 2004.

Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s additional common stock (calculated within 48 hours of pricing). However, at our Annual Meeting of Stockholders held on April 21, 2008, our common stockholders granted to us the authority to sell shares of our common stock for less than NAV, subject to certain conditions. Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our shares of common stock to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Stockholders — Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading. NAV is generally determined on the last business day of each calendar month. See “Determination of Net Asset Value” for information as to the determination of our NAV.

				Premium/
				(Discount) To
				Net Asset
	Market Price(1)		Net Asset	Value(3)
Month Ended	High	Low	Value(2)	High	Low

November 30, 2006	36.13	31.85	31.01	16.5%	2.7%
December 31, 2006	36.31	33.48	31.82	14.1%	5.2%
January 31, 2007	35.50	34.13	32.62	8.8%	4.6%
February 28, 2007	36.64	35.15	34.27	6.9%	2.6%
March 31, 2007	38.93	35.26	34.83	11.8%	1.2%
April 30, 2007	41.71	39.13	36.81	13.3%	6.3%
May 31, 2007	42.12	39.59	39.45	6.8%	0.4%
June 30, 2007	42.68	40.25	38.73	10.2%	3.9%
July 31, 2007	44.89	39.98	39.23	14.4%	1.9%
August 31, 2007	39.52	34.39	38.46	2.8%	−10.6%
September 30, 2007	39.75	33.63	34.63	14.8%	−2.9%
October 31, 2007	35.43	33.00	32.71	8.3%	0.9%
November 30, 2007	35.29	30.70	35.37	−0.2%	−13.2%
December 31, 2007	33.44	31.72	32.96	1.5%	−3.8%
January 31, 2008	34.25	30.86	32.80	4.4%	−5.9%
February 29, 2008	34.40	31.40	31.99	7.5%	−1.8%
March 31, 2008	32.03	28.46	30.98	3.4%	−8.1%
April 30, 2008	31.53	29.75	28.66	10.0%	3.8%
May 31, 2008	32.60	31.17	30.90	5.5%	0.9%
June 30, 2008	32.95	26.81	30.35	8.6%	−11.7%
July 31, 2008	28.17	24.70	28.27	−0.4%	−12.6%
August 31, 2008	30.76	28.38	27.65	11.2%	2.6%
September 30, 2008	30.07	22.66	27.55	9.1%	−17.7%
October 31, 2008	23.00	10.01	22.48	2.3%	−55.5%
November 30, 2008	20.99	11.75	21.84	−3.9%	−46.2%
December 31, 2008	17.99	15.55	17.36	3.6%	−10.4%
January 31, 2009	22.35	17.40	16.58	34.8%	4.9%
February 28, 2009	22.85	18.40	19.46	17.4%	−5.4%
March 31, 2009	21.64	16.84	18.50	17.0%	−9.0%

Source: Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price for the respective month.

(2)	Based on the NAV calculated on the close of business on the last business day of each prior calendar month.

(3)	Calculated based on the information presented. Percentages are rounded.

The last reported NAV per share, the market price and percentage premium to NAV per share of our common stock on April 24, 2009 were $19.81, $22.90 and 15.6%, respectively. As of April 24, 2009, we had 23,442,791 shares of our common stock outstanding and net assets of approximately $464.5 million.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in energy infrastructure companies in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur, to redeem preferred stock or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Our investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

THE COMPANY

We are a nondiversified, closed-end management investment company registered under the 1940 Act. We were organized as a corporation on October 30, 2003, pursuant to the Charter governed by the laws of the State of Maryland. Our fiscal year ends on November 30. We commenced operations in February 2004 following our initial public offering. Since that time, we have completed eight additional offerings of common stock. As of November 30, 2008, we had net assets of $407,031,320 attributable to our common stock. Our common stock is listed on the NYSE under the symbol “TYG.” As of the date of this prospectus, we have outstanding $70 million of preferred stock and $170 million of senior debt securities. The outstanding Auction Rate Senior Notes are rated “Aaa” and “AAA” by Moody’s Investors Service Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively. The outstanding Tortoise Preferred Shares are rated “Aa2” by Moody’s.

The following table provides information about our outstanding securities as of November 30, 2008:

			Amount Held
			by the Company
	Amount		or for its	Amount
Title of Class	Authorized		Account	Outstanding

Common Stock	100,000,000		0	23,442,791
Tortoise Notes
Series A Auction Rate Senior Notes(4)	$60,000,000		0	$60,000,000
Series E Senior Notes	$150,000,000	(1)	0	$150,000,000
Tortoise Preferred Shares(2)	10,000,000
Series I Tortoise Auction Preferred Shares(4)	1,400	(3)	0	1,400
Series II Tortoise Auction Preferred Shares(4)	1,400	(3)	0	1,400

(1)	On December 3, 2008, the Company redeemed a portion of Series E Notes in the amount of $40,000,000.

(2)	Includes 2,800 shares of preferred stock designated as Tortoise Auction Preferred Shares.

(3)	Each share has a liquidation preference of $25,000 ($35,000,000 in the aggregate for each of Series I and Series II Tortoise Auction Preferred Shares).

(4)	Special rate periods have been declared for these outstanding securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded MLPs in the energy infrastructure sector. Similar to the federal income tax characterization of cash distributions made by MLPs to the MLPs’ unit holders, we believe that our common stockholders will have relatively high levels of return of capital associated with cash distributions we make to stockholders.

Energy Infrastructure Industry

We concentrate our investments in the energy infrastructure sector. We pursue our objective by investing principally in a portfolio of equity securities issued by MLPs. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the statement of additional information.

Energy Infrastructure Companies.  For purposes of our policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its revenues from “Qualifying Income” under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from providing services directly related to the generation of Qualifying Income.

Qualifying Income is defined as including any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber).

Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and, therefore, are not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could reduce revenues and adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

Master Limited Partnerships.  Under normal circumstances, we invest at least 70% of our total assets in equity securities of MLPs that each year derive at least 90% of their gross income from Qualifying Income and are generally taxed as partnerships for federal income tax purposes, thereby eliminating federal income tax at the entity level. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only convert to common units if certain financial tests are met.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount of distributions to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Energy infrastructure MLPs in which we invest generally can be classified in the following categories:

•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

•	Processing MLPs. Processing MLPs are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•	Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•	Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.

•	Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

We also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations to the extent consistent with our investment objective. We also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

Investment Process

Under normal circumstances, we invest at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Adviser’s in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the publicly traded MLPs in which we invest will have a market capitalization greater than $100 million at the time of investment.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. We also may invest in other securities set forth below if the Adviser expects to achieve our objective with such investments.

Our policy of investing at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

We have adopted the following additional nonfundamental policies:

•	Under normal circumstances, we invest at least 70% and up to 100% of our total assets in equity securities issued by MLPs. Equity securities currently consist of common units, convertible subordinated units, and pay-in-kind units.

•	We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

•	We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B− by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•	We will not invest more than 10% of our total assets in any single issuer.

•	We will not engage in short sales.

Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

As used in the bullets above, the term “total assets” includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. During the period in which we are investing the net proceeds of an offering, we may deviate from our investment policies with respect to the net proceeds of the offering by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities of MLPs.  Consistent with our investment objective, we may invest up to 100% of total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, pay-in-kind units (typically, “I-Shares”) and common units, subordinated units and preferred units of limited liability companies (“LLCs”) (that are treated as partnerships for federal income tax purposes). The table below summarizes the features of these securities, and a further discussion of these securities follows.

Convertible
	Common Units	Subordinated Units
	(for MLPs taxed as	(for MLPs taxed as
	partnerships)[1]	partnerships)	I-Shares

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights
Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units	Equal in priority to common units but paid in additional I-Shares at current market value of I-Shares
Dividend Rate	Minimum set in partnership agreement; participate pro rata with subordinated units after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units
Trading	Listed on NYSE, NYSE Alternext U.S. or NASDAQ National Market	Not publicly traded	Listed on NYSE
Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced

Convertible
	Common Units	Subordinated Units
	(for MLPs taxed as	(for MLPs taxed as
	partnerships)[1]	partnerships)	I-Shares

Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units	Retail and Institutional; does not create unrelated business taxable income; qualifying income for regulated investment companies
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)
Conversion Rights	None	Typically one-to-one ratio into common units	None

(1)	Some energy infrastructure companies in which we may invest have been organized as LLCs. Such companies are generally treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics as those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

Limited Liability Company Common Units.  Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Consistent with our investment objective and policies, we may invest in common units or other securities of such LLCs including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. We expect to purchase convertible subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Distributions may be paid in cash or in-kind.

MLP I-Shares.  I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The I-Share issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units; however, the MLP does not allocate income or loss to the I-Share issuer. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations based solely on the issuer’s operations within a state.

Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights, and in many cases, operating control over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Other Non-MLP Equity Securities.  In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Debt Securities.  We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including securities rated below investment grade. These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B− by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Restricted Securities.  We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which are likely to be sold immediately if the market is adequate. This lack of liquidity creates special risks. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

Temporary and Defensive Investments.  Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies. We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in short-term securities or cash. The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2008 and 2007, our actual portfolio turnover rate was 5.81% and 9.30%, respectively. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that the Company bears. High portfolio turnover may result in our recognition of gains (losses) that will increase (decrease) our tax liability and thereby impact the amount of our after-tax distributions. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have investment strategies similar to ours. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund. Any of the Adviser’s or its affiliates proprietary accounts and other customer accounts may compete with us for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for three other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy sector. See “Management of the Company — Investment Adviser.”

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of the Adviser may vary.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

Under the 1940 Act, we may be precluded from co-investing in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and the Adviser have applied to the SEC for exemptive relief to permit us and our affiliates to make such investments. There is no guarantee that the requested relief will be granted by SEC. Unless and until we obtain an exemptive order, we will not co-invest with our affiliates in negotiated private placement transactions. Unless we receive exemptive relief, the Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.

To the extent that the Adviser sources and structures private investments in MLPs, certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. Our investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as ours.

LEVERAGE

Use of Leverage

We currently engage in leverage and may borrow money or issue additional debt securities, and/or issue additional preferred stock, to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33 1/3% of total assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Historically, our leverage target has been up to 33% of our total assets at the time of incurrence. Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. Actual returns vary, of course, depending on many factors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Our Board also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

We have established an unsecured credit facility with U.S. Bank N.A. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $40,000,000. During the extension of the credit facility, outstanding balances under the credit facility accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 2.00%. As of November 30, 2008, the current rate was 2.65%. The credit facility remains in effect through June 20, 2009. We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs. We may draw on the facility from time to time in accordance with our investment policies. As of November 30, 2008, we did not have an outstanding balance under our credit facility. As of the date of this prospectus, we have outstanding approximately $22.3 million under the credit facility.

We also may borrow up to an additional 5% of our total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such dividend, distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, we may only issue one class of preferred stock. So long as Tortoise Preferred Shares are outstanding, any preferred stock offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Tortoise Preferred Shares.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, any debt securities offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Tortoise Notes.

Hedging Transactions

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or dividend payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

We may, but are not obligated to, enter into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and dividend payment obligations under our outstanding leverage. See “Risk Factors — Company Risks — Hedging Strategy Risk.”

Effects of Leverage

As of November 30, 2008, we were obligated to pay the following rates on our outstanding Tortoise Notes and Tortoise Preferred Shares.

	Aggregate Principal	Remaining
	Amount/Liquidation	Term of Current	Interest/Dividend
Title of Security	Preference	Rate Period	Rate per Annum

Tortoise Notes:
Series A Auction Rate Senior Notes(1)	$60,000,000	3.8 years through 9/4/12	6.75%
Series E Senior Notes(2)	$150,000,000	6.4 years through 4/10/15	6.11%
Tortoise Preferred Shares:
Series I Tortoise Auction Preferred Shares(1)	$35,000,000	1.8 years through 9/12/10	6.25%
Series II Tortoise Auction Preferred Shares(1)	$35,000,000	1.8 years through 9/8/10	6.25%

	$280,000,000

(1)	Does not include commissions paid by us in connection with the establishment of a special rate period. See Notes 10 and 11 of the accompanying notes to our audited 2008 financial statements.

(2)	Does not include commissions paid by us in connection with the issuance of these Senior Notes.

Assuming that the dividend rates payable on the Tortoise Preferred Shares and the interest rates payable on the Tortoise Notes remain as described above (an average annual cost of 6.40% based on the amount of leverage outstanding at November 30, 2008), the annual return that our portfolio must experience net of expenses, but excluding deferred and current taxes, in order to cover leverage costs would be 3.82%.

The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	−10%	−5%	0%	5%	10%
Corresponding Common Share Return	−23.6%	−15.0%	−6.4%	2.3%	10.9%

Because we use leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

Recent Developments

In early 2008, the markets for auction rate securities began to fail and have continued to do so as of the date of this prospectus. A failed auction results when there are not enough bidders in the auction rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due, or in the case of preferred stock, the security’s liquidation preference. In the case of our outstanding auction rate securities, the maximum rate under the terms of those securities has been two hundred percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR.

As a result of the developments in the auction markets, we have taken steps to reduce our exposure to the uncertainty and volatility of the auction markets. These steps include declaring special rate periods for certain series of senior securities, which fixes our costs for a longer-term period and refinancing some or our auction rate securities with privately-placed Senior Notes. As of the date of this prospectus, we had outstanding $240,000,000 in long-term leverage, with $60 million aggregate principal amount of Auction Rate Senior Notes and $70 million aggregate liquidation value of Tortoise Preferred Shares remaining in the auction market. Our remaining outstanding long-term leverage consists of Senior Notes which pay interest at a fixed rate. None of our outstanding auction rate securities are presently subject to 7-day or 28-day auctions, but are subject to extended interest/dividend rate periods in order to reduce our exposure to LIBOR rates, with such periods ending from September 2010 to September 2012 as reflected in the table above. During these extended rate periods, each series has a fixed interest or dividend rate, is not available for purchase or sale in an auction and is not subject to redemption at our option but remains subject to mandatory redemption provisions under the indenture dated as of July 14, 2004 (the “Indenture”) or corresponding articles supplementary, as applicable. We may issue additional senior securities, including senior notes, to refinance our remaining auction rate securities. Common stockholders will bear the costs of these refinancing efforts.

Additionally, our capital structure was adversely affected by the deepening problems in the broad stock market and the resulting dramatic decline in the value of MLP investments. As a result, we were required to sell investments at inopportune times to reduce our outstanding leverage to comply with the coverage ratios as mandated by the 1940 Act and our loan documents. See “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

RISK FACTORS

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Company Risks

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make dividend payments on preferred stock and interest payments on debt securities.

Recent Developments Risk.  Our capital structure and performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. If our NAV declines or remains volatile, there is an increased risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in capital markets. The recovery of the MLP sector is dependent on several factors including the recovery of the financial sector, the general economy and the commodity markets. Measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect.

Concentration Risk.  Under normal circumstances, we concentrate our investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

•	Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions. Often the MLPs depend upon exploration and development activities by third parties.

•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows we receive from MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

•	Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

•	Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (1) tax risks (described below), (2) limited ability to elect or remove management, (3) limited voting rights, except with respect to extraordinary transactions, and (4) conflicts of interest of the general partner, including those arising from incentive distribution payments.

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve.

•	Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth. Pipeline MLPs are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline MLP and its ability to make cash distributions to its equity owners.

•	Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

•	Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

•	Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends, at the federal, state or local levels, to impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal MLPs.

•	Marine shipping MLPs are subject to the demand for, and the level of consumption of, refined petroleum products, crude oil or natural gas in the markets served by the marine shipping MLPs, which in turn could affect the demand for tank vessel capacity and charter rates. These MLPs’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions and collisions, human error, piracy, and war and terrorism.

MLP Risk.  We invest primarily in equity securities of MLPs. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital market risk, as described in more detail below.

•	Cash Flow Risk. We derive substantially all of our cash flow from investments in equity securities of MLPs. The amount of cash that we have available to pay or distribute to holders of our securities depends entirely on the ability of MLPs whose securities we hold to make distributions to their partners and the tax character of those distributions. We have no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

•	Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and other securities of energy infrastructure companies in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

•	Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

•	Capital Market Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Equity Securities Risk.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Hedging Strategy Risk.  We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions, dividends or interest, as the case may be. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Competition Risk.  At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time a number of alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged. In addition, federal income tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or dividend payments.

Restricted Security Risk.  We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by us with the issuer at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Liquidity Risk.  Although common units of MLPs trade on the NYSE, NYSE Alternext U.S. (formerly known as AMEX), and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Valuation Risk.  Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Nondiversification Risk.  We are a nondiversified, closed-end management investment company under the 1940 Act and are not treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold and we may invest more assets in fewer issuers as compared to a diversified fund. There currently are approximately 70 companies presently organized as MLPs and only a limited number of those companies operate energy infrastructure assets. We select MLP investments from this small pool of issuers. We may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with our investment objective and policies.

Tax Risk.  Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized.

Interest Rate Risk.  Generally, when market interest rates rise, the values of debt securities decline, and vice versa. Our investment in such securities means that the NAV and market price of our common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Below Investment Grade Securities Risk.  Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required dividend or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

Counterparty Risk.  We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Effects of Terrorism.  The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

Anti-Takeover Provisions.  Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in the Company’s Charter and Bylaws.”

Management Risk.  The Adviser was formed in October 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. The Adviser has been managing investments in portfolios of MLP investments since that time, including since February 2004, management of our investments, and management of three other publicly-traded and two privately held closed-end management investment companies. As of March 31, 2009, the Adviser had client assets under management of approximately $1.7 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Additional Risks to Common Stockholders

Leverage Risk.  Our use of leverage through the issuance of Tortoise Preferred Shares and Tortoise Notes along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or dividend payments on our senior securities, and could reduce cash available for dividends on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, dividend limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies. See “Leverage — Use of Leverage” and “— Recent Developments.”

Market Impact Risk.  The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk.  The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See “Description of Securities — Common Stock — Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk.  Dividends and interest payable on our senior securities are subject to interest rate risk. To the extent that dividends or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of dividends or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our special rate periods terminate or our debt securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities. See “— Recent Developments.”

Senior Leverage Risk.  Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. The names and business addresses of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the statement of additional information. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser

Pursuant to an advisory agreement, the Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board on our investments and performance.

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Adviser specializes in managing portfolios of investments in MLPs and other energy companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of March 31, 2009, the Adviser had approximately $1.7 billion of client assets under management. The Adviser’s investment committee is comprised of five seasoned portfolio managers.

The Adviser also serves as investment adviser to Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), which are nondiversified, closed-end investment management companies, and managed accounts that invest in MLPs. TYY, which commenced operations on May 31, 2005, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector. TYN, which commenced operations on October 31, 2005, invests primarily in equity securities of companies in the energy sector whose primary operations are in North America. The Adviser also serves as the investment adviser to Tortoise Capital Resources Corporation (“TTO”), a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. TTO, which commenced operations on December 8, 2005, invests primarily in privately held and micro-cap public energy companies operating in the midstream and downstream segments, and to a lesser extent the upstream segment. In addition, the Adviser serves as the investment adviser to two privately held, closed-end management investment companies. To the extent certain MLP securities or other energy infrastructure company securities meet our investment objective and the objectives of other investment companies or accounts managed by the Adviser, we may compete with such companies or accounts for the same investment opportunities.

FCM Tortoise, L.L.C. (“FCM”) and Kansas City Equity Partners LC (“KCEP”) control our Adviser through their equity ownership and management rights in our Adviser. FCM has no operations and serves as a holding company. FCM’s ownership interest was held by Fountain Capital Management, L.L.C. (“Fountain Capital”). Fountain Capital’s ownership in our Adviser was transferred to FCM, a recently formed entity with the same principals as Fountain Capital, effective as of August 2, 2007. The transfer did not result in a change in control of our Adviser. KCEP was formed in 1993 and previously managed two private equity funds that have both wound up operations. KCEP has no operations and serves as a holding company.

The Adviser has 33 full-time employees, including the five members of the investment committee of the Adviser.

The investment management of our portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. Each committee member has been a portfolio manager since we commenced operations in February 2004.

H. Kevin Birzer.  Mr. Birzer has been a Managing Director of the Adviser since 2002 and also is a Member of Fountain Capital. Mr. Birzer has also served as a Director of ours since inception and of each of TYY, TYN, TTO, and two privately-held funds each managed by our Adviser since inception. Mr. Birzer, who joined Fountain Capital in 1990, has 22 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

Zachary A. Hamel.  Mr. Hamel has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Hamel has served as our Senior Vice President since April 2007 and as Senior Vice President of TYY and TTO since 2005 and of TYN and two privately-held funds each managed by our Adviser since 2007. Mr. Hamel also served as our Secretary from inception to April 2007 and as Secretary of TYY, TYN, and TTO from their inception to April 2007. Mr. Hamel joined Fountain Capital in 1997. He covered the energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

Kenneth P. Malvey.  Mr. Malvey has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Malvey has served as our Treasurer and as Treasurer of TYY and TYN since November 2005, of TTO since September 2005, and of the two private investment companies since 2007; as Senior Vice President of TYY and TTO since 2005, and of TYN and the two private investment companies since 2007; as Assistant Treasurer of TYY and TYN from their inception to November 2005; and as Chief Executive Officer of one of the private investment companies since December 2008. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.

Terry C. Matlack.  Mr. Matlack has been a Managing Director of the Adviser since 2002 and has also served as our Chief Financial Officer and Director since inception and as Chief Financial Officer and Director since inception of TYY, TYN, TTO, and two privately-held funds each managed by our Adviser. From 2001 to 2002, Mr. Matlack was a full-time Managing Director of KCEP. Prior to joining KCEP, from 1998 to 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack served as our Chief Compliance Officer from 2004 through May 2006 and as Chief Compliance Officer of TYY and TYN from inception through May 2006; as our Treasurer and Treasurer of TYY and TYN from inception to November 2005; as our Assistant Treasurer and as Assistant Treasurer of TYY and TYN from November 2005 to April 2008, of TTO and one of two private investment companies from their inception to April 2008, and of the other private investment company since its inception. Prior to 1995, he was Executive Vice President and a member of the board of directors of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

David J. Schulte.  Mr. Schulte has been a Managing Director of the Adviser since 2002; has served as our and TYY’s Chief Executive Officer and President since 2005; as Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; as Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; as President of one of the two private investment companies since 2007 and of the other private investment company from 2007 to June 2008; as Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008. From 1993 to 2002, Mr. Schulte was a full-time Managing Director of KCEP. While a Managing Director of KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Since February 2004, Mr. Schulte has been an employee of the Adviser. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He passed the CPA examination in 1983 and earned his CFA designation in 1992.

The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.

Compensation and Expenses

Under the advisory agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of our average monthly Managed Assets. Managed Assets means our total assets (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. Our Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When we have a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if we had a lower level of deferred tax liability. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31st of each year. The advisory agreement was most recently approved by the Board of Directors in November 2008. A discussion regarding the basis of the Board of Directors’ decision to approve the renewal of the advisory agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2008.

We bear all expenses not specifically assumed by the Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAV); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

CLOSED-END COMPANY STRUCTURE

We are a nondiversified closed-end management investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of common stock of closed-end companies frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent that our common stock does trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets and potential increase in the expense ratio of our expenses to assets and the decrease in asset coverage with respect to any outstanding senior securities. The Board of Directors believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any stock repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require stockholder approval of an amendment to our Charter. If we converted to an open-end mutual fund, we would be required to redeem all Tortoise Notes and Tortoise Preferred Shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end management investment company, shareholders of an open-end mutual fund may require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV. In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to our investment policies.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.

Company Federal Income Taxation

We are treated as a corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.

We are not treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules therefore have no application to us or to our stockholders. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our federal income tax status as a result of such legislation.

Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. We periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Federal Income Taxation of Common and Preferred Stock

Federal Income Tax Treatment of Holders of Common Stock.  Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that only a portion of the distributions of DCF will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of Holders of Preferred Stock.  Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and the dividends received deductions.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

Sale of Shares.  The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Backup Withholding.  We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

Federal Income Taxation of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.  Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.  If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount.  If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Company through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

DETERMINATION OF NET ASSET VALUE

We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. Due to recent market volatility, we currently make our NAV available for publication weekly. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities), (ii) accumulated and unpaid dividends on any outstanding preferred stock, (iii) the aggregate liquidation preference of any outstanding preferred stock, (iv) accrued and unpaid interest payments on any outstanding indebtedness, (v) the aggregate principal amount of any outstanding indebtedness, and (vi) any distributions payable on our common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider values our assets in accordance with valuation procedures adopted by the Board of Directors. The Accounting Services Provider obtains securities market quotations from independent pricing services approved by the Adviser and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued pursuant to fair value methodologies approved by the Board.

Valuation of certain assets at market value will be as follows:

•	for equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service;

•	for fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security; and

•	other assets will be valued at market value pursuant to the valuation procedures.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the valuation procedures. A report of any prices determined pursuant to fair value methodologies will be presented to the Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Our Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions in additional shares of our common stock and allows participants to purchase additional shares of our common stock through additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares distributed under the Plan will be purchased on the open market at market price. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution or on the day preceding the relevant cash purchase investment date or (2) 95% of the market price per common share on the distribution payment date or on the day preceding the relevant cash purchase investment date. See below for more details about the Plan.

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written, telephone or Internet instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the amount set forth below in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common stock directly from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There are no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee plus his or her pro rata share of brokerage commissions on the shares sold.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our common stock, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of the federal income tax consequences of the Plan.

Cash Purchase Option

Participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in amounts ranging from $100 to $5,000 per month unless a request for waiver has been granted. Optional cash investments may be delivered to the Plan Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. We reserve the right to reject any purchase order. We do not accept cash, travelers checks, third party checks, money orders and checks drawn on non-US banks.

In order for participants to participate in the cash investment option in any given month, the Plan Agent must receive from the participant any optional cash investment no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date. All optional cash investments received on or prior to the payment date will be applied by the Plan Agent to purchase shares on the next succeeding purchase date. Participants may obtain a schedule of relevant dates on our website at www.tortoiseadvisors.com or by calling 1-866-362-9331.

Common stock purchased pursuant to this option will be issued by us when our shares are trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares of common stock will be purchased in the open market by the Plan Agent as described above with respect to reinvestments of distributions.

General

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 transaction fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except, when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to our prior written approval of the successor Plan Agent.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. Additionally, the Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

Distributions.  We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest, and interest payments received on debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs we pay (including costs related to Tortoise Notes, Tortoise Preferred Shares and borrowings under our credit facility). Our Board of Directors has adopted a policy to target distributions to common stockholders in an amount equal to at least 95% of DCF on an annual basis. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “Automatic Dividend Reinvestment and Cash Purchase Plan.”

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions.  So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated dividends on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Tortoise Notes and Tortoise Preferred Shares.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. We are seeking approval at our Annual Meeting of Stockholders to be held on May 22, 2009, for the authority to sell shares of our common stock for less than NAV, subject to the conditions listed below. The number of shares that we may sell below NAV in one or more public or private offerings may not exceed twenty-five percent (25%) of our then outstanding common stock. We believe that having the ability to issue and sell shares of common stock below NAV benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities. If stockholders approve the proposal at our Annual Meeting, the Company will only issue shares of its common stock, including common stock issued in a rights offering, at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

•	a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors have determined that any such sale would be in the best interests of the Company and its stockholders;

•	a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount;

•	if the net proceeds of any such sale are to be used to make investments, a majority of the Company’s directors who have no financial interest in the transaction and a majority of the Company’s independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth; and

•	the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of November 30, 2008. The table assumes that we issue 5,860,697 shares, which represents twenty-five percent (25%) of our common stock as of November 30, 2008, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $15.63, which is 90% of the NAV of our common shares as of November 30, 2008.

Pro Forma Maximum Impact of Below NAV Issuances of Common Shares

Common shares currently outstanding	23,442,791
Common shares that currently may be issued below NAV	5,860,697
Total common shares outstanding if all permissible shares are issued below NAV	29,303,488
Net asset value per share as of November 30, 2008	$17.36
Aggregate net asset value of all currently outstanding common shares based on NAV as of November 30, 2008	$407,031,320
Aggregate net proceeds to the Company (assuming the Company sold all permissible shares and received net proceeds equal to $15.63 per share (90% of the NAV as of November 30, 2008))	$91,602,694
Expected aggregate net asset value of the Company after issuance	$498,634,014
NAV per share after issuance	$17.02
Percentage dilution to pre-issuance NAV	−1.96%

In addition to the conditions in our proxy statement, although we believe it is unlikely to occur under the current proxy conditions, we are required pursuant to interpretations of the staff of the Commission to amend our shelf registration statement before commencing a below NAV offering if the cumulative dilution from the current offering as calculated in the table above, together with previous below NAV offerings under this amendment, exceeds 15%. We also must amend our registration statement before commencing an offering of shares pursuant to the issuance of rights to subscribe for shares below net asset value to existing shareholders.

Because the Adviser’s management fee is based upon our average monthly Managed Assets (excluding any net deferred tax assets), the Adviser’s interest in recommending the issuance and sale of common stock including common stock issued below NAV, will conflict with our interests and those of our stockholders.

Market.  Our common stock trades on the NYSE under the ticker symbol “TYG.” Common stock issued pursuant to this prospectus and related prospectus supplement will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment and Cash Purchase Plan Agent.  Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078, serves as the transfer agent, the Automatic Dividend Reinvestment and Cash Purchase Plan agent and the dividend paying agent for our common stock.

Preferred Stock

General.  Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors.

The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

Preferred stock ranks junior to our debt securities, and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as Tortoise Preferred Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as Tortoise Preferred Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the Tortoise Preferred Shares with respect to the payment of distributions and upon the distribution of our assets. The details on how to buy and sell preferred stock will be described in a related prospectus supplement, including the following:

•	the form and title of the security;

•	the aggregate liquidation preference of preferred stock;

•	the dividend rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the preferred stock.

Distributions.  Holders of preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus supplement for preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because of our emphasis on investments in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed current and accumulated our earnings and profits, which would be treated for federal income tax purposes as a tax-free return of capital to the extent of the basis of the shares on which the dividend is paid and thereafter as gain from the sale or exchange of the preferred stock.

Limitations on Distributions.  So long as we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding (including Tortoise Notes), the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Company’s Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of its preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of dividends on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of dividends or upon liquidation.

Market.  The details on how to buy and sell preferred stock, along with other terms of preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or, that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York, 101 Barclay Street, New York, New York, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.

Debt Securities

General.  Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock. We may issue debt securities, including additional Tortoise Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes, will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our total assets. So long as Tortoise Notes are outstanding, additional debt securities must rank on a parity with Tortoise Notes with respect to the payment of interest and upon the distribution of our assets. A prospectus supplement will include specific terms relating to the offering. Subject to the limitations of the 1940 Act, we may issue debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any changes in trustees, paying agents or security registrar; and

•	any other terms of the securities.

Interest.  For debt securities, the prospectus supplement will describe the interest payment provisions relating to those debt securities. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Auction Rate Senior Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an “event of default” for that series under the Indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Company are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Voting Rights.  Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  The details on how to buy and sell our debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise stated in the related prospectus supplement, debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York Trust Company, N.A., 2 N. LaSalle Street, Chicago, IL 60602, serves as the trustee under the Indenture and acts as transfer agent, registrar, paying agent and redemption agent with respect to our debt securities.

RATING AGENCY GUIDELINES

The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. The Auction Rate Senior Notes are currently rated “Aaa” and “AAA” by Moody’s Investors Service Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively. The Tortoise Preferred Shares are currently rated “Aa2” by Moody’s. Moody’s and Fitch, and any other agency that may rate our debt securities or preferred stock in the future, are collectively referred to as the “Rating Agencies.”

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount/aggregate liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.  We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Moody’s, Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage.  We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.

Notices.  Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors or any stockholder of the Company.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder to the Company by writing the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

CERTAIN PROVISIONS IN THE COMPANY’S CHARTER AND BYLAWS

The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

Classification of the Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that, unless the Bylaws are amended, the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, generally will be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

The Charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to the approval by our Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as the directors named in our Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to notice of the meeting by the Company, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

SELLING STOCKHOLDERS

An unspecified number of shares of our common stock may be offered and sold for resale from time to time under this prospectus by certain of our stockholders; provided, however, that no stockholder will be authorized to use this prospectus for an offering of our common stock without first obtaining our consent. We may consent to the use of this prospectus by certain of our stockholders for a limited period of time and subject to certain limitations and conditions depending on the terms of any agreements between us and such stockholders. The identity of any selling stockholder, including any material relationship between us and our affiliates and such selling stockholder, the percentage of our common stock owned by such selling stockholder prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one percent) by such selling stockholder following the offering, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus.

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock or debt securities, and certain of our stockholders may sell our common stock, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $375,000,000. We may offer our common stock, preferred stock and debt securities: (1) directly to one or more purchasers, including existing common stockholders in a rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to our Automatic Dividend Reinvestment and Cash Purchase Plan. Any selling stockholders may offer our common stock: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:

•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.

Direct Sales

We may sell our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling stockholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.

By Agents

We may offer our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us, or any selling stockholder, will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities, or a selling stockholder offers our common stock, to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

We may offer to sell securities, or certain of our stockholders may offer our common stock, either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents and related persons (or and their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold. In connection with any rights offering to our common stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment and Cash Purchase Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment and Cash Purchase Plan.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as our administrator. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.03% on the next $1 billion of our Managed Assets and 0.02% on the balance of our Managed Assets, subject to a minimum annual fee of $45,000.

U.S. Bank N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of our portfolio assets and 0.01% on the balance of our portfolio assets, subject to a minimum annual fee of $4,800.

LEGAL MATTERS

Husch Blackwell Sanders LLP (“HBS”), Kansas City, Missouri, serves as our counsel. HBS or Vedder Price P.C. (“Vedder Price”), Chicago, Illinois, may serve as our special counsel in connection with the offerings under this prospectus and related prospectus supplements. Certain legal matters in connection with the securities offered hereby will be passed upon for us by HBS or Vedder Price. HBS or Vedder Price may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such counsel to the underwriters as named in a prospectus supplement.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent annual shareholder report filed with the SEC is for our fiscal year ended November 30, 2008 and our most recent quarterly shareholder report filed with the SEC is for the period from December 1, 2008 through February 28, 2009. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

TABLE OF CONTENTS

OF THE STATEMENT OF ADDITIONAL INFORMATION

$40,000,000

Tortoise Energy Infrastructure Corporation

Common Stock

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch
Stifel Nicolaus

July 17, 2009